EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            OTHER REPORTING PERSON(S)

         1.       JAMES D. DONDERO


ITEM                                   INFORMATION
Name:                                  James D. Dondero

Address:                               Two Galleria Tower

                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      Highland Capital Management, L.P.

Issuer Name and Ticker or Trading
Symbol:                                SunCom Wireless Holdings, Inc. [SCWH.OB]]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                      February 22, 2008

If Amendment, Date Original Filed
(Month/Day/Year):                      Not Applicable

Relationship of Reporting Person(s)
to Issuer:                             10% Owner

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person


                                       By:        /s/ James D. Dondero
                                       Name:    James D. Dondero
Signature:                             Date:    February 26, 2008








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         2.       STRAND ADVISORS, INC.


ITEM                                   INFORMATION
Name:                                  Strand Advisors, Inc.

Address:                               Two Galleria Tower

                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      Highland Capital Management, L.P.

Issuer Name and Ticker or Trading
Symbol:                                SunCom Wireless Holdings, Inc. [SCWH.OB]]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                      February 22, 2008

If Amendment, Date Original Filed
(Month/Day/Year):                      Not Applicable

Relationship of Reporting Person(s)
to Issuer:                             10% Owner

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person


                                       By:        /s/ James D. Dondero
                                       Name:    James D. Dondero
                                       Title:   President
Signature:                             Date:    February 26, 2008

















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         3.       HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.


ITEM                                   INFORMATION
Name:                                  Highland Crusader Offshore Partners, L.P.

Address:                               Two Galleria Tower

                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      Highland Capital Management, L.P.

Issuer Name and Ticker or Trading
Symbol:                                SunCom Wireless Holdings, Inc. [SCWH.OB]]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                      February 22, 2008

If Amendment, Date Original Filed
(Month/Day/Year):                      Not Applicable

Relationship of Reporting Person(s)
to Issuer:                             10% Owner

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

                                       By:  Highland Crusader Fund GP, L.P.,
                                            its general partner
                                       By:  Highland Crusader GP, LLC,
                                            its general partner
                                       By:  Highland Capital Management, L.P.,
                                            its sole member
                                       By:  Strand Advisors, Inc.,
                                            its general partner


                                       By:        /s/ James D. Dondero
                                       Name:    James D. Dondero
                                       Title:   President
Signature:                             Date:    February 26, 2008





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         4.       HIGHLAND CDO OPPORTUNITY MASTER FUND, L.P.


ITEM                                                   INFORMATION
Name:                               Highland CDO Opportunity Master Fund, L.P.

Address:                            Two Galleria Tower
                                    13455 Noel Road, Ste. 800
                                    Dallas, Texas 75240

Designated Filer:                   Highland Capital Management, L.P.

Issuer Name and Ticker or Trading
Symbol:                             SunCom Wireless Holdings, Inc. [SCWH.OB]]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                   February 22, 2008

If Amendment, Date Original Filed
(Month/Day/Year):                   Not Applicable

Relationship of Reporting Person(s)
to Issuer:                          10% Owner

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

                                    By:  Highland CDO Opportunity Fund GP, L.P.,
                                         its general partner
                                    By:  Highland CDO Opportunity Fund GP, LLC,
                                         its general partner
                                    By:  Highland Capital Management, L.P.,
                                         its sole member
                                    By:  Strand Advisors, Inc.,
                                         its general partner


                                    By:        /s/ James D. Dondero
                                    Name:    James D. Dondero
                                    Title:   President
Signature:                          Date:    February 26, 2008




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         5.       HIGHLAND CREDIT STRATEGIES MASTER FUND, L.P.


ITEM                                                    INFORMATION
Name:                               Highland Credit Strategies Master Fund, L.P.

Address:                            Two Galleria Tower

                                    13455 Noel Road, Ste. 800
                                    Dallas, Texas 75240

Designated Filer:                   Highland Capital Management, L.P.

Issuer Name and Ticker or Trading
Symbol:                             SunCom Wireless Holdings, Inc. [SCWH.OB]]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                   February 22, 2008

If Amendment, Date Original Filed
(Month/Day/Year):                   Not Applicable

Relationship of Reporting Person(s)
to Issuer:                          10% Owner

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

                                    By:  Highland General Partner, L.P.,
                                         its general partner
                                    By:  Highland GP Holdings LLC,
                                         its general partner
                                    By:  Highland Capital Management, L.P.,
                                         its sole member
                                    By:  Strand Advisors, Inc.,
                                         its general partner


                                       By:        /s/ James D. Dondero
                                       Name:    James D. Dondero
                                       Title:   President
Signature:                             Date:    February 26, 2008




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         6.       HIGHLAND CREDIT OPPORTUNITIES CDO, LTD.


ITEM                                                    INFORMATION
Name:                                  Highland Credit Opportunities CDO, Ltd.

Address:                               Two Galleria Tower

                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      Highland Capital Management, L.P.

Issuer Name and Ticker or Trading
Symbol:                                SunCom Wireless Holdings, Inc. [SCWH.OB]]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                      February 22, 2008

If Amendment, Date Original Filed
(Month/Day/Year):                      Not Applicable

Relationship of Reporting Person(s)
to Issuer:                             10% Owner

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

                                       By: Highland Capital Management, L.P.,
                                           as Collateral Manager
                                       By:  Strand Advisors, Inc.,
                                            its general partner


                                       By:        /s/ James D. Dondero
                                       Name:    James D. Dondero
                                       Title:   President
Signature:                             Date:    February 26, 2008




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         7.       HIGHLAND SPECIAL OPPORTUNITIES HOLDING COMPANY



ITEM                                                    INFORMATION
Name:                                  Highland Special Opportunities Holding
                                       Company

Address:                               Two Galleria Tower

                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      Highland Capital Management, L.P.

Issuer Name and Ticker or Trading
Symbol:                                SunCom Wireless Holdings, Inc. [SCWH.OB]]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                      February 22, 2008

If Amendment, Date Original Filed
(Month/Day/Year):                      Not Applicable

Relationship of Reporting Person(s)
to Issuer:                             10% Owner

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

                                       By: Highland Capital Management, L.P.,
                                           as Collateral Manager
                                       By:  Strand Advisors, Inc.,
                                            its general partner


                                       By:        /s/ James D. Dondero
                                       Name:    James D. Dondero
                                       Title:   President
Signature:                             Date:    February 26, 2008




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         8.       HIGHLAND CREDIT OPPORTUNITIES CDO, L.P.


ITEM                                                    INFORMATION
Name:                                Highland Credit Opportunities CDO, L.P.

Address:                             Two Galleria Tower

                                     13455 Noel Road, Ste. 800
                                     Dallas, Texas 75240

Designated Filer:                    Highland Capital Management, L.P.

Issuer Name and Ticker or Trading
Symbol:                              SunCom Wireless Holdings, Inc. [SCWH.OB]]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                    February 22, 2008

If Amendment, Date Original Filed
(Month/Day/Year):                    Not Applicable

Relationship of Reporting Person(s)
to Issuer:                           10% Owner

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

                                By: Highland Credit Opportunities CDO GP, L.P., its general partner
                                By: Highland Credit Opportunities CDO GP, LLC, its general partner
                                By:  Highland Capital Management, L.P.,
                                     its sole member
                                By:  Strand Advisors, Inc.,
                                     its general partner


                                By:        /s/ James D. Dondero
                                Name:    James D. Dondero
                                Title:   President
Signature:                      Date:    February 26, 2008




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         9.       HIGHLAND CREDIT STRATEGIES FUND


ITEM                                                    INFORMATION
Name:                                  Highland Credit Strategies Fund

Address:                               Two Galleria Tower

                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      Highland Capital Management, L.P.

Issuer Name and Ticker or Trading
Symbol:                                SunCom Wireless Holdings, Inc. [SCWH.OB]]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                      February 22, 2008

If Amendment, Date Original Filed
(Month/Day/Year):                      Not Applicable

Relationship of Reporting Person(s)
to Issuer:                             10% Owner

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person


                                       By:        /s/ James D. Dondero
                                       Name:    James D. Dondero
                                       Title:   President
Signature:                             Date:    February 26, 2008




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         10.      RESTORATION OPPORTUNITIES FUND


ITEM                                                    INFORMATION
Name:                                  Restoration Opportunities Fund

Address:                               Two Galleria Tower

                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      Highland Capital Management, L.P.

Issuer Name and Ticker or Trading
Symbol:                                SunCom Wireless Holdings, Inc. [SCWH.OB]]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                      February 22, 2008

If Amendment, Date Original Filed
(Month/Day/Year):                      Not Applicable

Relationship of Reporting Person(s)
to Issuer:                             10% Owner

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person


                                       By:        /s/ James D. Dondero
                                       Name:    James D. Dondero
                                       Title:   President
Signature:                             Date:    February 26, 2008




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         11.      HIGHLAND CAPITAL MANAGEMENT SERVICES, INC.


ITEM                                                    INFORMATION
Name:                                 Highland Capital Management Services, Inc.

Address:                              Two Galleria Tower

                                      13455 Noel Road, Ste. 800
                                      Dallas, Texas 75240

Designated Filer:                     Highland Capital Management, L.P.

Issuer Name and Ticker or Trading
Symbol:                               SunCom Wireless Holdings, Inc. [SCWH.OB]]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                     February 22, 2008

If Amendment, Date Original Filed
(Month/Day/Year):                     Not Applicable

Relationship of Reporting Person(s)
to Issuer:                            10% Owner

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person


                                      By:        /s/ James D. Dondero
                                      Name:    James D. Dondero
                                      Title:   President
Signature:                            Date:    February 26, 2008